From Serendipity to Rational Design Taking Molecular Glue Degraders to New Heights | May 2024

Forward-Looking Statements This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our product development activities, our ability to grow our product pipeline, our ongoing clinical development of our GSPT1 degrader referred to as MRT-2359, including our expectations for the nature, significance, and timing for our disclosure of any initial data from our Phase 1/2 clinical trial of MRT-2359 in MYC-driven solid tumors, statements the Company’s QuEENTM discovery engine and the Company’s view of its potential to identify degradable protein targets and rationally design MGDs with unprecedented selectivity, statements about the potential applications of our rationally designed MGDs in oncology, immunology, neuroscience and other therapeutic areas, statements about our collaboration with Roche, statements about the advancement and timeline of our preclinical and clinical programs, pipeline and the various products therein, including (i) our product development activities and our ongoing clinical development of MRT-2359, including our expectations to announce the recommended Phase 2 dose later in the second quarter of 2024, the timing for our disclosure of any initial data from our Phase 1 clinical trial of MRT-2359 in the second half of 2024, and our plans to initiate the Phase 2 portion of the study, (ii) the ongoing development of MRT-6160, including its rapid advancement with Phase 1 initiation expected in mid-2024, planned submission of an IND to the FDA for MRT-6160 in the second quarter of 2024, our expectations of timing for initiation of a Phase 1 single ascending dose / multiple ascending dose (SAD/MAD) study in mid-2024 and the timing for our disclosure of Phase 1 clinical data of MRT-6160 in the first quarter of 2025 and our expectation to initiate POC studies for MRT-6160 in autoimmune/inflammatory diseases, (iii) our ongoing development of MRT-8102, including our expectations to submit an IND to the FDA in the first quarter of 2025, statements about the timing for a clinical readout of data from a Phase 1 SAD/MAD study for MRT-8102 and our expectations of timing for clinical advancement for MRT-8102, and (iv) our expectations to nominate a development candidate for the CDK2 preclinical program in 2024, , statements around the advancement and application of our platform, and statements concerning our expectations regarding our ability to nominate and the timing of our nominations of additional targets, product candidates, and development candidates, as well as our expectations of success for our programs and the strength of our financial position, our use of capital, expenses and other financial results in the future, availability of funding for existing programs, ability to fund operations into the first half of 2026, among others. By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission on March 14, 2024, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether, as a result of, new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics – Company Overview Taking molecular glue degraders (MGDs) to new heights Arsenal of rationally designed MGDs with potential to solve many of the limitations of other modalities by degrading therapeutically relevant proteins with unprecedented precision Highly productive, industry-leading discovery engine combining experimentation with AI to enable rational design of novel MGDs Strong financial position providing cash runway into H1 2026 and through multiple anticipated clinical readouts, including MRT-2359 Phase 1/2 and SAD/MAD for VAV1 and NEK7 Phase 1/2 clinical study ongoing with MRT-2359 in MYC-driven cancers; interim data demonstrated optimal pharmacodynamic modulation and early signs of clinical activity; RP2D expected in Q2 2024, Phase 1 data in H2 2024 Partnership with Roche to develop MGDs for oncology and neurological conditions – expands platform reach into neurology MRT-6160, highly selective VAV1-directed MGD, being rapidly advanced with Phase 1 initiation expected in mid-2024, data in Q1 2025; broad potential applications across autoimmune diseases MRT-8102, highly selective NEK7-directed MGD for IL-1β/NLRP3-driven inflammatory diseases with IND submission anticipated Q1 2025

Three Ways to Eliminate a Disease-Causing Protein MGDs can directly and precisely target proteins that cause disease DNA mRNA protein CRISPR gene editing RNAi/ASO MGD MGD

Monte Rosa’s rationally designed MGDs have potential applications in Oncology, Immunology, Neuroscience and other therapeutic areas Our Molecular Glue Degraders (MGDs) Edit the Proteome Ternary complex Ubiquitination Proteasome-mediated degradation of neosubstrate Ubiquitin chain Neosubstrate Ligase Neosubstrate MGD MGD Neosubstrate (target protein) Ligase 5

Molecular Glue Degraders (MGDs) – A Highly Differentiated Modality Advantages of large molecule modalities with orally dosed small molecules DNA mRNA protein CRISPR RNAi/ASO MGD Address undruggable space Properties Orally bioavailable Systemic distribution Scalable manufacturing Reversible      CRISPR RNAi/ASO MGD nucleus    MGD

Key Advantages of Our Rationally Designed MGDs Unique insights into anatomy of protein-protein-MGD interaction allows unprecedented MGD selectivity Unprecedented Selectivity Protein degradation (fold-change; log2) Disease-agnostic platform with initial focus on highly credentialed, undruggable oncology and immunology/inflammation targets Unique Target Space Long lasting, catalytic protein degradation effect creates differentiated target product profiles Catalytic Mechanism of Action Statistical significance (P-value; -log10) Target CRBN POI POI-directed MGD + Complex formation POI degradation MGD available for additional degradation Target 1 Target 3 Target 2 Target 4 Target N Ligase POI = protein of interest

Monte Rosa Therapeutics – Key Firsts and Accomplishments From serendipity to rational design of MGDs Established a target-centric drug discovery approach combining experimentation with AI enabling rational design of highly potent and selective MGDs Progressed VAV1 MGD MRT-6160 and NEK7 MGD MRT-8102 into IND enabling studies; MRT-6160 is the first known MGD specifically developed for a non-oncology indication Built a proprietary molecular glue-based targeted protein degradation platform developing breakthrough therapeutics that selectively degrade disease-causing proteins Advanced several additional highly credentialed targets as amenable to degradation through our platform including CDK2 and multiple discovery targets; began expanding approach to E3 ligases beyond cereblon Presented interim data from Phase 1/2 trial of GSPT1-directed MGD MRT-2359 for the treatment of MYC-driven tumors; optimal pharmacodynamics*, favorable safety profile and initial clinical activity observed Established validating discovery collaboration with Roche in oncology and neurological diseases * Based on optimal PD modulation in preclinical studies

Portfolio

Monte Rosa Pipeline and Upcoming Milestones Oncology Inflammation Immunology Various GSPT1 NSCLC, SCLC and other MYC-driven Malignancies IL-1β/NLRP3 driven Inflammatory Diseases VAV1 Autoimmune Disease – Systemic and CNS Discovery Target Indication(s) RP2D in Q2 2024 Next Anticipated Milestone Ownership Discovery Targets Multiple IND-Enabling Clinical Lead optimization IND submission in Q1 2025 CDK2 Breast Cancer IND submission in Q2 2024 Discovery Targets Oncology and Neurological Diseases Undisclosed Development candidate in 2024 NEK7 Compound MRT-2359 MRT-6160 MRT-8102 LO - - Development candidate LO (2nd generation) CCNE1 (Cyclin E1) CCNE1 amplified tumors Development Candidate LO

GSPT1 program (MRT-2359)

Frequently activated across many cancers including some of the most common (e.g. lung, prostate, breast) Drives cancer progression through effects on both cancer cells and tumor microenvironment MYC signaling can enable tumor cells to evade immune response Very challenging to drug with conventional approaches; no approved MYC-targeted therapies MRT-2359 is designed to specifically target MYC-driven tumors MYC is a Key Regulator of Cancer Growth and Immune Evasion Source: Dhanesekaran R et al. Nat Rev Clin Oncol 2022 MYC MYC decreases MYC increases Apoptosis Protein and ribosomal biosynthesis Gene instability Angiogenesis Cell adhesion Autophagy Proliferation Metabolism Immune surveillance Differentiation Dormancy MYC-driven cancer MYC Impacts Many “Hallmarks of Cancer”

Targeting MYC-driven Tumors and Their Addiction to Protein Translation Through GSPT1 degradation Addiction To sustain growth, MYC-driven tumors are addicted to protein translation Dependency Therapeutic vulnerability 1 2 3 This addiction creates a dependency on the translation termination factor GSPT1 GSPT1 is a therapeutic vulnerability of MYC-driven tumors leading to preferential activity of GSPT1 MGDs mRNA DNA 1 mTOR eIF4E 4EBP1 P P P P 4EBP1 eIF4E eIF4E complex Genes involved in protein synthesis e.g., eIF4E, 4EBP1 and 4EBP2 Initiation Termination AAAAA Protein 2 MYC STOP GSPT1 eRF1 Ribosome with growing peptide chain 3

MRT-2359 is a Potent and Highly Selective GSPT1-directed MGD in vitro data CRBN binding, Ki 113 nM Ternary complex, EC50 < 7 nM Degradation, DC50 (in disease relevant cell lines) 1 - 20 nM MRT-2359 induces selective GSPT1 degradation and shows favorable ADME/DMPK profile MRT-2359 is a potent GSPT1-directed MGD ADMET profile CYP DDIs > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species ~50% Ternary complex modelling GSPT1 CRBN MGD No degradation of other known cereblon neosubstrates Protein fold-change (log2) p-value (-log10)

MRT-2359 Has Optimized Depth of Degradation To Achieve Preferential Activity in MYC High Cancer Cells %GSPT1 degraded (Dmax) determined by Western blot   Differential Effect (MYC vs non-MYC-driven) less degradation Preferential activity in MYC high cells MRT-2359 MRT-2136 MRT-2359 displays preferential activity in MYC driven NSCLC cells Non-optimal GSPT1 MGD (MRT-2136) shows limited preferential activity Circle size corresponds to bioavailability with oral dosing

Three Mechanisms Driving Preferential Activity in MYC High Tumor Cells MRT-2359 CRBN GSPT1 Preferential GSPT1 degradation MRT-2359 leads to deeper degradation of GSPT1 in cancer cells with high MYC expression Inhibition of translation MRT-2359-induced reduction of GSPT1 preferentially impairs protein synthesis in tumor cells with high MYC expression eIF4E AAAA STOP eRF1 MYC down-modulation In a feedback loop, MRT-2359 decreases MYC expression and transcriptional activity MYC

Large Potential Opportunities in MYC-Driven Tumors High unmet need with no currently approved therapies specifically for MYC high tumors Neuroendocrine tumors L-/N-MYC amplified tumors Heme Breast cancer ER positive metastatic SCLC (70-80% L/N-MYC high) NSCLC N-MYC high (5-10%) SCLC/NE transformation Neuroendocrine lung cancer Prostate cancer Including ARV7 positive N-MYC High and/or L-MYC High c-MYC High c-MYC N-MYC L-MYC

Preclinical Validation of Activity of MRT-2359 in Lung Cancer PDX Models Collection of PDX models 18 SCLC Adeno NSCLC NE-LC biomarker negative biomarker positive Targeted mass spectrometry in 7 representative models PD modulation 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine MRT-2359 10 mg/kg QD - 60%

MRT-2359 Leads to Tumor Regressions in Preclinical Models of Castration Resistant Prostate Cancer and ARV7-driven Prostate Cancer MRT-2359 displays activity in castrate resistant VCAP model MRT-2359 displays activity in ARV7 driven 22RV1 model

MRT-2359 Leads to Tumor Regressions in Preclinical Model of ER-positive Breast Cancer MRT-2359 displays activity in MCF7 model of ER-positive breast cancer MRT-2359 reduces MYC and CCND1 in vivo MCF7 Breast CDX (ER+, HER2-)

0.5mg 5/9 Phase 2: Expansion Cohorts Phase 1: Dose Escalation 1.5mg 5/9 1mg 5/9 MRT-2359-001 Phase 1/2 Clinical Study Design Lung cancer, high-grade neuroendocrine tumors and solid tumors with N-/L-MYC amplification Backfill: Up to 6 additional pts for each dose level DL 3 21/7 2mg 5/9 5/9 = 5 days on drug, 9 days off drug. 21/7 = 21 days on drug, 7 days off drug. RP2D (expected Q2 2024) 0.5mg 21/7 DL2 21/7 * Efficacy guided stratification per N-/L-MYC expression ** Retrospective stratification per N-/L-MYC expression NSCLC* SCLC** HR+/Her2- Breast Cancer (+Fulv) Prostate cancer (+Enza) N-MYC/L-MYC amplified tumors

MRT-2359 Phase I Interim Data – October 2023 Objectives of Phase I interim analysis Demonstrate dose dependent PK Demonstrate significant GSPT1 degradation at safe dose levels in PBMCs and tissue biopsies (60% based on preclinical data) Share potential preliminary efficacy signals in biomarker positive patients

MRT-2359 displayed dose dependent plasma exposure MRT-2359 Induces Optimal GSPT1 Degradation in PBMCs* MRT-2359 displayed deep GSPT1 degradation in PBMCs at all dose levels GSPT1 expression assessed using targeted mass spectrometry PD modulation in PBMCs observed across all dose levels; level of degradation (~ 60%) in line with maximal degradation observed in preclinical studies using the same method Level of degradation equivalent across all dose levels, suggesting saturated PD response from 0.5 to 2 mg Dose dependent exposure in line with preclinical PK models No food effect observed target for degradation * as presented on 10/17/23

MRT-2359 Induces Optimal GSPT1 Degradation in Tissue Biopsies* MRT-2359 reduced GSPT1 protein expression in human tissue biopsies GSPT1 degradation assessed from pre-treatment screening biopsies and biopsies taken at day 19 Matched biopsies obtained from 11 patients across the 3 cohorts analyzed GSPT1 expression assessed using targeted mass spectrometry PD modulation seen in tissue biopsies in line with PD modulation seen preclinically at efficacious dose levels using same assay (targeted mass spectrometry) target for degradation * Based on optimal PD modulation in preclinical studies as presented on 10/17/23

Summary of Treatment-Related Adverse Events (AEs) in > 2 patients# No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome AE Preferred Term 0.5 mg (N=9)## 1 mg (N=7)## 2 mg (N=5) ## Overall (N=21) Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Thrombocytopenia### 0 0 0 0 4 (80%) 3 (60%)*** 4 (19%) 3 (14%) Neutropenia* 0 0 0 0 2 (40%) 1 (20%) 2 (10%) 1 (5%) Leukopenia 0 0 0 0 2 (40%) 2 (40%) 2 (10%) 2 (10%) Nausea 3 (33%) 0 2 (29%) 0 1 (20%) 0 6 (33%) 0 Vomiting 1 (11%) 0 2 (29%) 0 1 (20%) 0 4 (19%) 0 Diarrhea** 1 (11%) 0 3 (43%) 0 1 (20%) 0 5 (24%) 0 Hypokalemia 0 0 1 (14%) 0 1 (20%) 0 2 (10%) 0 Fatigue 0 0 2 (29%) 0 0 0 2 (10%) 0 Decreased appetite 0 0 2 (29%) 0 0 0 2 (10%) 0 Rash 2 (22%) 0 0 0 0 0 2 (10%) 0 # Data cut-off: 7 SEP 2023 ## MRT-2359 was given orally daily on the 5 days on and 9 days off schedule ### Data combined for ‘thrombocytopenia’ and ‘platelet count decreased’ * Data combined for ‘neutropenia’ and ‘neutrophil count decreased’ ** Data combined for ‘diarrhea’ and ‘feces soft’ *** Dose limiting toxicity: Grade 4 thrombocytopenia in 2 patients Note: As presented on 10/17/23

Confirmed Partial Response in High Grade Neuroendocrine Bladder Cancer* Baseline 8 weeks 4 weeks High Grade (HG) neuroendocrine bladder cancer Baseline tumor biopsy demonstrated high N-MYC expression 4 prior lines of therapy including chemotherapy and pembrolizumab Patient initiated on 2 mg for first 5/9 regimen, then lowered to 1 mg and 0.5 mg and remains on therapy (> 3 month) CT scan after 4 weeks demonstrated PR (-34% per RECIST 1.1) that continued to improve at week 8 (-59% per RECIST 1.1) * as presented on 10/17/23

Unconfirmed Partial Response in NSCLC with SCLC/NE Transformation* Baseline 3 weeks NSCLC (adenocarcinoma) Baseline tumor biopsy demonstrated SCLC/NE transformation, low N- and L-MYC expression Multiple lines of prior therapy including chemotherapy, pembrolizumab and atezolizumab Patient initiated on 0.5 mg CT on C1D22 demonstrated resolution of liver metastases (-41% per RECIST 1.1) Patient experienced frequent dose interruptions due to bowel obstruction unrelated to MRT-2359 * as presented on 10/17/23

MRT-2359-001 – Preliminary Efficacy Data* As of September 7th, 2023, of 15 evaluable patients treated across 3 cohorts, tumors from 6 patients were identified as biomarker positive Of these 6 biomarker positive patients, 2 have experienced a PR (1 confirmed, 1 unconfirmed) and 1 patient has SD PR (-59%) – HG NE bladder carcinoma uPR (-41%) – NSCLC with SCLC/NE transformation SD (0%) – SCLC (remains on therapy for > 4 months) In addition, one patient with NSCLC and unclear biomarker status remains on therapy for > 7 months with stable disease No clinical activity seen in biomarker negative patients 100 50 0 -50 -100 0.5mg 0.5mg 2mg 1mg 1mg 2-0.5mg HG NE Prostate SCLC SCLC NSCLC/SCLC HG NE Lung HG NE Bladder % Change on therapy as of cutoff date N-MYC + + + - - - + + + + + + NE L-MYC + - - + + - * as presented on 10/17/23 PR uPR SD

Favorable Safety Profile at Clinically Active Doses* Safety profile supports further development Preferential and more rapid degradation of GSPT1 in MYC high tumor cells enables favorable adverse event (AE) profile at clinically active doses of 0.5 and 1 mg – no Grade ≥3 AEs Grade 1-2 AEs primarily GI-related and manageable No observations of previously reported limitations of other GSPT1-targeted agents No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome at any dose level Grade 4 thrombocytopenia identified as dose limiting toxicity (DLT) at 2 mg Favorable safety profile with lack of hypocalcemia has enabled exploration of 21/7 schedule, starting at 0.5 mg RP2D expected in Q2 of 2024 * as presented on 10/17/23

VAV1 Program (MRT-6160)

VAV1 is a Key Regulator of T- and B-cell Receptor Activity Therapeutic hypothesis: VAV1 is a pivotal scaffolding protein and signaling molecule downstream of both the T-cell and B-cell receptors – confirmed by multiple CRISPR screens VAV1 knockout (KO) mice VAV1 degradation is predicted to impact both T- & B-cell function and has the potential to treat a broad set of autoimmune diseases Clinical Opportunity: Autoimmune/inflammatory disorders including inflammatory bowel disease (4.1M patients), rheumatoid arthritis (6.2M patients), multiple sclerosis (1.3M patients), and myasthenia gravis (~300K patients) Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG) Cytokine receptor TYK2 JAK TCR T cell B cell BTK BCR IL-2 IL-17 sIgG IL-6 T-cell activity B-cell activity Transcriptional activation VAV1 signaling increases cytokine production, proliferation, and differentiation Transcriptional activation VAV1-directed MGDs have the potential to modulate T- and B-cell function VAV1 VAV1 TCR = T-cell receptor. BCR = B-cell receptor. IL-2, IL-17 and IL-6 are cell signaling molecules (cytokines) that promote immune response. sIgG is the most common circulating antibody.

MRT-6160 is a Potent and Highly Selective VAV1-directed MGD in vitro data CRBN binding, IC50 670 nM Ternary complex, EC50 11 nM Degradation, DC50 /Dmax (Jurkat) 7 nM / 97 % MRT-6160 induces highly selective VAV1 degradation and has a favorable ADME/DMPK profile MRT-6160 is a potent VAV1-directed MGD ADMET profile CYP DDIs IC50 > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species > 50% p-value (-log10) Protein fold-change (log2) No degradation of other known cereblon neosubstrates

MRT-6160 is a Potent, Highly Selective VAV1 MGD with a Favorable Drug-like Profile MGD Activity Profile CRBN Binding (HTRF, IC50) 0.67 µM VAV1 Ternary Complex (HTRF, EC50) 11 nM VAV1 Degradation (Jurkat, DC50 /Dmax) 7 nM / 97% Selectivity (TMT proteomics) Large VAV1 selectivity window Physicochemical Properties LogD 1.5 MW <400 Thermodynamic Solubility 7 µM ADMET Profile Oral bioavailability (all species) > 50 % Metabolite Profile (in vitro) No unique human metabolites or GSH adducts (mics) CYP DDI (9 isoforms) IC50 > 30 μM Safety Pharmacology Mini-Ames Negative hERG inhibition (patch clamp) No inhibition (EC50 > 30 µM) Counterscreens (panel with 98 targets) No inhibition Cryo-EM structure of MRT-6160 in ternary complex with CRBN and VAV1 MRT-6160 VAV1 CRBN VAV1 ternary complex (Cryo-EM)

28-day GLP Toxicology Summary Robust VAV1 degradation and recovery observed in both low and high dose groups in cyno GLP tox study 28-day GLP Toxicology Studies Establish Highly Favorable Safety Margins 0.5 mg/kg/day 30 mg/kg/day *data shown from female cyno PBMCs, similar data obtained in males Predose (Mid) Day 15 (Terminal) Day 28 (Recovery) Day 42 28-day GLP Rat and Cyno studies completed with NOAEL set at the highest doses in both species Rats: NOAEL is ~1000-fold over the projected human efficacious exposure  Cyno: NOAEL is ~600-fold over the projected human efficacious exposure  No adverse immunotoxicity or impact on peripheral immune compartments in healthy cynomolgus monkeys No impact on bone marrow, peripheral hematopoietic cells counts, GI tract No off-targets identified in in-vitro safety profiling, no genotoxicity, phototoxicity, or hERG activity 34 NOAEL = no observed adverse effect level

MRT-6160’s Activity Profile in Immune Cell Assays (BioMAP) Supports a Role for VAV1 MGDs in Blocking T Cell-Mediated B Cell Activation JAKi TYK2i BTKi VAV1 MGD Relative protein expression levels BT coculture assay: T-cell-mediated B-cell activity PBMC + B cells + BCR stim + sub-mitogenic TCR stim T-cell independent Upadacitinib, 1000 nM Deucravacitinib, 400 nM Ibrutinib, 1100 nM MRT-6160, 1000 nM Azathioprine Azathioprine, 100 μM

MRT-6160 Inhibits Disease Progression and Pro-Inflammatory Cytokine Production in the Colon in a Model of Inflammatory Bowel Disease MRT-6160 inhibits disease progression in a model of colitis CD4+ T cell transfer-induced colitis model Non-pathogenic CD45RBlow or pathogenic CD45RBhigh cells were transferred into SCID mice to induce colitis Mice were treated with vehicle or MRT-6160 (PO QD) or anti-TNF (IP Q3D) from Day 0 to Day 42 and assessed for disease every 3 days 36 CD45RBlow non-pathogenic control Vehicle Anti-TNF, 25 mg/kg 200X MRT-6160, 1 mg/kg MRT-6160 reduces swelling and tissue damage in the colon and reduces pro-inflammatory cytokine production

MRT-6160 Reduces Expression of Pro-Inflammatory and Disease-Associated Genes in a Model of Inflammatory Bowel Disease MRT-6160 reduces expression of colitis-associated genes and calprotectin subunits NanoString analysis of colon transcripts At study termination, RNA was extracted from colon tissues and assessed using the nCounter Mouse Autoimmune Profiling Panel Gene Function Clec4e Augments IL-6, TNF, and IL-1β production Mmp3 Degrades collagen and biologically activates IL-1β Il1b Induces Th17 differentiation Cxcl10 Induces chemotaxis of monocytes and CD4+ T cells Cxcl9 TNF-induced chemotaxis of monocytes and T cells Ccl5 Induces MMP expression and leukocyte chemotaxis S100a9 Calprotectin subunit S100a8 Calprotectin subunit MRT-6160 attenuates expression of a pro-inflammatory disease gene signature Pathway activation (Log2FC) Diseased vs. Healthy MRT-6160 vs. Diseased

MRT-6160 Reduces Activation and Priming of Pathogenic CD4+ T cells in a Model of Inflammatory Bowel Disease MRT-6160 does not reduce CD4+ T cell frequency or regulatory T cell frequency Flow cytometric immuno-profiling of mesenteric lymph node At the end of the CD4+ T cell transfer-induced colitis model, mesenteric lymph nodes were excised, and single cell suspensions were stimulated with PMA/ionomycin + protein transport inhibitors for 6 hours After stimulation, cells were stained with surface and intracellular markers and assessed by flow cytometry 38 MRT-6160 reduces pro-inflammatory cytokine production by CD4+ T cells

MRT-6160 Inhibits Disease Progression, Joint Inflammation & Auto-Antibody Production in the Collagen-Induced Arthritis Disease Model Collagen-induced arthritis T/B-cell (auto-antibody) driven model MRT-6160 inhibits anti-collagen II auto-antibodies MRT-6160 inhibits disease progression

PD Analysis MRT-6160 inhibits disease progression in a mouse model of multiple sclerosis MRT-6160-mediated activity correlates with VAV1 levels T-cell mediated experimental autoimmune encephalitis (EAE) model MRT-6160 MRT-6160 Elicits Dose-Dependent Activity in T-cell-mediated Multiple Sclerosis Autoimmune Disease Model

Phase 1 Biomarker Strategy to Demonstrate MRT-6160 Pharmacodynamic Effects VAV1 protein degradation Flow cytometry on T and B cells: whole blood (WB) Targeted Mass Spec: PBMCs Potential: Mature B cell typing in MAD Key downstream PD Flow cytometry for CD69 protein on T & B cells: WB Immunoassay for IL-2, IL-6, BAFF, CCL3/4 hs C-reactive protein Provide early insights into safety, PK/PD, and effects on key immunomodulatory signaling pathways Phase 1 SAD/MAD in Healthy Volunteers Phase 1 SAD/MAD study expected to initiate mid-2024, clinical data anticipated Q1 2025

Preliminary MRT-6160 Development Plan through Early POC Potential in multiple I&I indications with T cell and T/B cell-mediated pathophysiology Potential Early Proof-of-Concept Indications – Ulcerative colitis* – Psoriasis – Cutaneous lupus erythematosus Dermatology Gastroenterology – Rheumatoid arthritis* – Axial spondyloarthritis Rheumatology – Multiple sclerosis – Myasthenia gravis Neurology * Priority POC indications Phase 1 SAD/MAD in Healthy Volunteers

VAV1: Unique Mechanism with Broad Potential Applications Potential to address multiple autoimmune diseases with safe, oral therapy Note: Chart adapted from Hosack et al., Nat Rev Immunol 2023. Drug class sales from Evaluate Pharma. 2028E sales may include sales from anticipated future approvals. Psoriasis Ulcerative colitis Crohn’s disease Psoriatic arthritis Rheumatoid arthritis Multiple Sclerosis SLE Example Drugs TNF Humira, Enbrel FcRN Vyvgart 2028E Drug Class Sales (Autoimmune disease only)  VAV1 Overlap Evidence of VAV1 mechanistic overlap       T-cell mediated T/B-cell mediated IL17A Taltz, Cosentyx IL6 Actemra, Kevzara $12B $8B $13B $2B Myasthenia gravis  CD20 Rituxan, Ocrevus $13B JAK Rinvoq, Xeljanz, Olumiant TYK2 Sotyktu $20B $3B Approved in indication Investigational

NEK7 Program (MRT-8102)

Inflammation-driven diseases (selected examples) NEK7 is a Key Regulator of NLRP3 Inflammasomes and IL-1β and IL-18 Joints Gout Brain Parkinson Heart Pericarditis Obesity Atherosclerosis Cytokine secretion Pyroptosis pro-IL-1b pro-IL-18 IL-1b IL-18 Metabolic Inactive NLRP3 NEK7 Active NLRP3 Wheel-like oligormerization + Activated NLRP3 complex NEK7 NLRP3 Therapeutic hypothesis: Activation of the NLRP3 inflammasome critically depends on NEK7 NEK7 licenses NLRP3 assembly in a kinase-independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion Consequently, NEK7 degradation has the potential to become an important treatment modality for a variety of inflammatory diseases Clinical Opportunity: Diseases driven by IL-1β and the NLRP3 inflammasome including gout, cardiovascular disease, neurologic disorders including Parkinson’s disease and Alzheimer’s disease, ocular disease, diabetes, obesity, and liver disease

MRT-8102 is a Potent, Selective NEK7-Directed MGD With a Favorable Drug-like Profile MGD Activity Profile CRBN Binding (HTRF, IC50) 0.2 µM NEK7 Degradation (CAL51, DC50 /Dmax) 10 nM / 89% Selectivity (TMT proteomics) Excellent selectivity profile in different cell lines Physicochemical Properties LogD 1.47 MW <450 Thermodynamic Solubility 166 µM ADMET Profile Oral Bioavailability Yes Metabolite Profile (in vitro) No unique human metabolites or GSH adducts (mics) Safety Pharmacology Mini-Ames Negative hERG (patch clamp) No inhibition (EC50> 30 µM) Counterscreens (panel with 44 proteins) No inhibition NEK7 Ternary Complex (Crystal Structure) MRT-8102 NEK7 CRBN

MRT-8102 potently suppresses inflammasome activation in primary human macrophages MRT-8102 induces highly selective NEK7 degradation MRT-8102 is a Potent and Highly Selective NEK7-directed MGD in vitro data CRBN binding, IC50 200 nM Degradation, DC50 /Dmax (CAL51) 10 nM / 89 % ADMET profile hERG No inhibition Oral bioavailability Yes No degradation of other known cereblon neosubstrates

MRT-8102 Potently Inhibits NLRP3 Inflammasome-mediated Activation in Human Monocyte-derived Macrophages MRT-8102 inhibits caspase-1 activity in hMDMs after stimulation MRT-8102 inhibits IL-1β secretion by hMDMs after stimulation MRT-8102 inhibits IL-18 secretion by hMDMs after stimulation

MRT-8102 induces degradation of NEK7 in vivo over several days In vivo NEK7 degradation leads to inhibition of NLRP3 inflammasome in ex vivo stimulation assay Suppression of Ex Vivo Inflammasome Activation Following Degradation of NEK7 After Single and Multi-dose Study in Non-human Primates No clinical observations reported IL-1β in plasma after ex vivo stimulation with LPS + nigericin Similar results for Caspase-1 activity from same study Follow-up study with 1 mg/kg MRT-8102, i.v. at 4 hr showed similar results

MRT-8102 Displays Significant Blood Brain Barrier Penetration Daily dose of 30 mg/kg MRT-8102 for 7 days Analysis on day 8 (24 hr post-final dose) by JESS Simple Western Significant NEK7 degradation in various brain regions 24h post treatment PBMCs Brain MRT-8102 displays CNS-penetrance single-dose MRT-8102 p.o. n=2 cynomolgus monkey (one male and one female) Single dose p.o.

CDK2 Program

CDK2 is a Key Driver of Cell Cycle Progression in Cancer Therapeutic hypothesis: CDK2 is a key driver of cancers with cyclin dependent kinase pathway alterations MGDs will achieve greater selectivity against other CDKs and kinases in general, as well as more sustained pathway inhibition compared to inhibitors Clinical Opportunity: ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (~474K patients) Ovarian cancer (~64K patients), endometrial cancer (~124K patients) and other tumors with CCNE1 amplification CDK2: a key cell cycle regulator Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG) S G2 M G1 Genes involved in: Cell cycle Replication Mitosis P P 4EBP1 Rb P P P 4EBP1 Rb P E2F E2F E2F DNA replication machinery CycE/A CDK2

Orally Bioavailable MGD MRT-9643 is Selective and Shows Biological Activity in a CDK2 Dependent Cell Line CDK2-directed MGD inhibits proliferation of CDK2 dependent cells CDK2 degradation arrest CDK2-dependent cells in G1 phase Selective CDK2 degradation reduces E2F pathway genes TMT Proteomics (24 hr/1 μM) MDA-MB-157 P-value (-log10) Protein fold-change (log2) Cell cycle profile (24 hr) MDA-MB-157 CyQuant Assay (7 d) MDA-MB-157 MRT-9643 [nM] CDK2 E2F Target Genes MRT-9643 [nM]

Orally Bioavailable MGD MRT-9643 Demonstrates Activity as Single Agent and in Combination with CDK4/6i in ER+ Breast Cancer MRT-9643 is orally bioavailable and degrades CDK2 in vivo Plasma PK exposure MCF7 ER+ BC CDX Oral PK/PD study HCC1159 BC CDX MRT-9643 induces strong TGI in combination with a CDK4/6i in vivo Efficacy evaluation, 25-day treatment MCF7 ER+ BC CDX Model

CCNE1 Program

CCNE1 (Cyclin E1) is a Target for Solid Tumors with Deregulated Cyclin E1 Therapeutic hypothesis: CCNE1 (Cyclin E1) is a well-recognized human oncogene that drives multiple hallmarks of cancer, and has been considered undruggable Selective degradation of cyclin E1 can target tumors with deregulated cyclin E1 (amplification or overexpression) Clinical opportunity: First-in-class Cyclin E1 degraders for Cyclin E1 amplified cancers Ovarian (19%) and endometrial (6%) Breast cancer and others Cyclin E drives multiple hallmark cancer mechanisms Cell death and differentiation Cell cycle progression/proliferation S G2 M G1 Drug resistance MCMs CDT1 Cyclin E CDK2 Cyclin E G0 – S progression MCM5 Cyclin E Centrosome duplication Cyclin E CDK2 dependent functions

CCNE1 binds CRBN through a novel binding mode MGD induces a cryptic pocket on the CCNE1 surface CCNE1-directed MGDs Engage a Cryptic Pocket at the Target Interface MRT-1932 CCNE1 CRBN Apo-state MGD-engaged + CRBN:MGD Pocket carved by the MGD Shallow cavity Pocket propensity Low High

CCNE1 degradation leads to downstream pathway suppression MRT-50969 is highly selective for CCNE1 MRT-50969 is a Potent and Highly Selective CCNE1-directed MGD Western blot, OVISE, 24h TMT Proteomics, MDA-MB-157 Rb K/O 1μM MRT-50969, 24h P-value (-log10) Protein fold-change (log2) CCNE1

MRT-50969 Exhibits Preferential Growth Suppression in CCNE1 Amplified Cell Lines of Multiple Lineages CCNE1 Amplified No Amp CCNE1 Amplified No Amp CCNE1 Amplified No Amp Ovarian Cancer Gastric Cancer Breast Cancer CyQuant, 5 days

MRT-50969 achieves oral exposure MRT-50969 inhibits in vivo tumor growth in CCNE1 amplified CDX model MKN1 Mouse plasma PK after initial day 1 dosing 21-day efficacy study in MKN1 CDX model MRT-50969 is Orally Bioavailable and Inhibits MKN1 Tumor Growth In Vivo

QuEEN™ Discovery Engine

Overcoming Past Limitations of Molecular Glue Degraders Traditional thinking Monte Rosa Therapeutics approach ‘Target space is limited’ QuEENTM has vastly expanded the degradable target space across a broad range of undruggable protein classes ‘MGDs are identifed by serendipity’ QuEENTM enables target centric and systematic discovery of MGDs ‘MGDs are not selective’ AI-driven and structure-based design enable rational Med Chem optimization of MGDs ‘Med Chem rules don’t apply to MGDs’ High selectivity achievable even within the same protein class, family and isoforms

Rationally-designed MGDs create diverse E3 ligase neosurfaces, enabling recruitment of new targets Our geometric deep learning algorithms use surfaces to predict targets. Our surface-based algorithms design MGDs to recruit targets. Our platforms generate actionable data-at-scale to test & train (“data moat”) Our Critical Insight: Surfaces are Critical for MGD Discovery Surfaces, not structures, mediate PPIs and targeted protein degradation E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

QuEEN™ Unique Capabilities Breakthroughs enabling rapid discovery of potent, selective, and oral MGDs AI/ML In silico discovery using proprietary AI-powered algorithms Proximity Screening Specialized suite of biochemical, cellular and proteomics assays to assess proximity and degradation in high throughput Structure-based Design Proprietary database of protein structures to enable rapid optimization of MGD chemistry Proteomics Integrated proteomics engine and database to identify novel targets and explore cellular complex formation and protein degradation

Target ID Guided by surface mimicry In silico screening Screen for activity in ternary complexes Proprietary AI/ML Engines Enable the Discovery of Reprogrammable Ligases, Neosubstrates, and Selective MGDs Proprietary AI/ML engines Ligase matching PPI propensity & surface complementarity MGD discovery Generate MGDs with drug-like properties

QuEENTM: How it Works Target and ligase ID Surface-centric discovery process Actionable data-at-scale Proteomics Virtual screens Structural biology High throughput screens Predict Design Test & Train AI-powered chemistry Surface-aware MGD generation & optimization

Queen™ Toolbox to Rapid Discovery of Oral MGDs Predict Target & ligase ID fAIceit™ Ultra-fast fingerprint search for surface-based matchmaking E3 ligase reprogrammability fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens Proteomics mass-spec farm HT library screening Design AI-powered chemistry Test & Train Actionable data-at-scale Rhapsody™ ternary complexes FLASH™ virtual library GlueAID™ ADMET & synthesis HitMan™ diverse library in silico experimentation Algorithms Use MGD-focused, Moated Data to Identify Targets and Design MGDs FLASH™ virtual library Proteomics mass-spec farm HT library screening MILLION protein measurements fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens 34 6 >100 MILLION MGD activity measurements TOTAL Structures 250 BILLION Protein surface matchings 37 BILLION Virtual MGDs 651 MILLION Compounds screened Lab experimentation Scalable Data Lake with purpose-built data services for seamless data movement and unified governance Cloud First and Cloud Native

Team

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Filip Janku, M.D., Ph.D. Chief Medical Officer Markus Warmuth, M.D. Chief Executive Officer John Castle, Ph.D. Chief Data Scientist & Information Officer Sharon Townson, Ph.D. Chief Technology Officer Phil Nickson, Ph.D., J.D. General Counsel Jennifer Champoux Chief People & Operations Officer Magnus Walter, Ph.D. SVP, Chemical Sciences and Process Development Andrew Funderburk SVP, Investor Relations and Strategic Finance

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